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                                                                EXHIBIT 10.7



                                 STOCK POWER

        FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto __________________________________________________________
______________________________ (_________) shares of the common stock of
Computer Hardware Service Company, Inc. represented by Certificate No. ___ and does hereby irrevocably constitute and appoint as attorney to transfer the Shares on the books of the Corporation with full power of substitution in the premises.

Dated:                  .
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                                            ---------------------------------
                                            Joseph F. Colyar or Claude Haring